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                                  Exhibit 99.1

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements


         I, Gerald L. Radke, Chief Executive Officer, and John M. Modin, Chief Financial Officer, of PXRE Group Ltd., a Bermuda corporation (the "Company"), hereby certify that, based on our knowledge:

         (1) The Company's periodic report containing financial statements on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


Date: As of May 8, 2003


CHIEF EXECUTIVE OFFICER:                    CHIEF FINANCIAL OFFICER:


/s/ Gerald L. Radke                         /s/ John M. Modin
--------------------------------            ---------------------------------
Gerald L. Radke                             John M. Modin


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